UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 9, 2025
JETBLUE AIRWAYS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-49728		87-0617894
(State or other jurisdiction of incorporation)	(Commission File Number)		(I.R.S. Employer Identification No.)

27-01 Queens Plaza North	Long Island City	New York	11101
(Address of principal executive offices)			(Zip Code)
(718) 286-7900
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	JBLU	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 9, 2025, the Board of Directors (the “Board”) of JetBlue Airways Corporation (the “Company”) approved and adopted amendments to the Company’s amended and restated bylaws (as amended and restated, the “Amended and Restated Bylaws”), which became effective the same day. Among other things, the amendments contained in the Amended and Restated Bylaws:
•clarify certain procedural requirements related to the form of the delivery of notices related to stockholder nominations, including the number of nominees and presentations of nominations at stockholder meetings as well as enhance the disclosure requirements regarding the nomination;
•update the provisions regarding proxy access to conform with recent Delaware law, and to clarify the time period for submitting notices and the requirements for stockholder ownership;
•clarify certain provisions related to the procedure of stockholder meetings;
•update provisions regarding majority voting for election of directors so that the process for any director resignations is set forth in the corporate governance guidelines;
•update indemnification and advancement of expenses provisions for market terms, including covered individuals and the administration of proceedings and expenses; and
•designate (i) the Court of Chancery of the State of Delaware or, if such court does not have subject matter jurisdiction, the federal district court of the State of Delaware, as the exclusive forum for bringing certain actions against the Company, and (ii) the federal district courts of the United States as the exclusive forum for bringing claims under the Securities Act of 1933, as amended, in each case, unless the Company otherwise consents to an alternative forum.
The Amended and Restated Bylaws also delete certain obsolete provisions and incorporate certain technical, modernizing, clarifying and conforming changes.
The foregoing description of the Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, a copy of which is attached hereto as Exhibit 3.1 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
3.1	Amended and Restated Bylaws of JetBlue Airways Corporation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JETBLUE AIRWAYS CORPORATION
(Registrant)

Date:	December 12, 2025	By:	/s/ Eileen McCarthy
Eileen McCarthy
General Counsel and Secretary